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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Cannae Holdings, Inc., of our report dated April 1, 2019 relating to the financial statements of The Dun & Bradstreet Corporation, which appears in Cannae Holdings, Inc.'s Current Report on Form 8-K/A dated April 23, 2019. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, NY
November 27, 2019

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM